EXHIBIT 99.3

WebMD CORPORATION

CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share data, unaudited)

	Three Months Ended				Year Ended

	March 31,	June 30,	September 30,	December 31,	December 31,
	2002	2002	2002	2002	2002

Revenue	$225,873	$227,644	$230,955	$241,405	$925,877
Costs and expenses:
Cost of operations	138,531	135,648	132,831	138,132	545,142
Development and engineering	10,868	11,113	10,960	10,908	43,849
Sales, marketing, general and administrative	79,366	76,511	68,921	66,912	291,710
Depreciation and amortization	32,759	33,033	33,197	31,085	130,074
Impairment of long-lived and other assets	–	609	–	–	609
Restructuring and integration (benefit) charge	(3,750)	1,160	(2,100)	–	(4,690)
Gain on investments	–	5,866	681	–	6,547
Interest income	3,140	6,022	5,242	5,258	19,662
Interest expense	141	2,954	2,925	2,920	8,940
Other income, net	–	–	2,323	1,521	3,844

Loss before income tax (benefit) provision	(28,902)	(21,496)	(7,533)	(1,773)	(59,704)
Income tax (benefit) provision	700	713	(12,071)	656	(10,002)

Net income (loss)	$(29,602)	$(22,209)	$4,538	$(2,429)	$(49,702)

Basic net income (loss) per common share	$(0.09)	$(0.07)	$0.02	$(0.01)	$(0.16)

Diluted net income (loss) per common share	$(0.09)	$(0.07)	$0.01	$(0.01)	$(0.16)

Weighted-average shares outstanding used in computing net income (loss) per common share
Basic	311,668	309,462	297,352	298,188	304,168

Diluted	311,668	309,462	308,537	298,188	304,168

The Company terminated its divestiture efforts related to Porex, its Plastic Technologies segment, in February 2003. Consequently, the related assets, liabilities and results of operations have been reclassified to reflect Porex as a continuing operation for all periods presented.

WebMD CORPORATION

CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share data, unaudited)

	Three Months Ended				Year Ended

	March 31,	June 30,	September 30,	December 31,	December 31,
	2001	2001	2001	2001	2001

Revenue	$233,144	$228,766	$215,577	$223,541	$901,028
Costs and expenses:
Cost of operations	159,675	153,538	145,037	145,951	604,201
Development and engineering	13,337	10,132	10,028	10,342	43,839
Sales, marketing, general and administrative	134,933	119,938	105,082	97,587	457,540
Depreciation and amortization	762,618	757,918	754,298	125,970	2,400,804
Impairment of long-lived and other assets	–	–	3,826,893	–	3,826,893
Restructuring and integration charge	208,683	11,211	267	46,594	266,755
Interest income	11,261	8,645	6,701	3,937	30,544
Interest expense	277	447	230	147	1,101

Loss before income tax provision	(1,035,118)	(815,773)	(4,619,557)	(199,113)	(6,669,561)
Income tax provision	641	1,010	689	417	2,757

Net loss	$(1,035,759)	$(816,783)	$(4,620,246)	$(199,530)	$(6,672,318)

Basic net loss per common share	$(2.90)	$(2.28)	$(12.85)	$(0.62)	$(19.14)

Diluted net loss per common share	$(2.90)	$(2.28)	$(12.85)	$(0.62)	$(19.14)

Weighted-average shares outstanding used in computing net loss per common share
Basic	356,806	357,878	359,600	319,994	348,570

Diluted	356,806	357,878	359,600	319,994	348,570

The Company terminated its divestiture efforts related to Porex, its Plastic Technologies segment, in February 2003. Consequently, the related assets, liabilities and results of operations have been reclassified to reflect Porex as a continuing operation for all periods presented.

Effective January 1, 2002, the Company has changed its accounting as required by EITF 01-14 and has included the revenue related to reimbursement of out-of-pocket expenses as a component of both revenues and cost of operations. This reclassification resulted in an increase in previously reported revenue and cost of operations, within the Transaction Services segment, for all 2001 periods.

WebMD CORPORATION

CONSOLIDATED SEGMENT INFORMATION
(In thousands, except per share data, unaudited)

	Three Months Ended				Year Ended

	March 31,	June 30,	September 30,	December 31,	December 31,
	2002	2002	2002	2002	2002

Revenue
Transaction services	$117,927	$117,204	$115,026	$116,653	$466,810
Physician services	66,089	66,068	70,581	72,568	275,306
Portal services	17,134	18,006	19,851	29,305	84,296
Plastic technologies	29,541	31,509	30,754	28,188	119,992
Eliminations and other, net	(4,818)	(5,143)	(5,257)	(5,309)	(20,527)

	$225,873	$227,644	$230,955	$241,405	$925,877

Income (loss) before taxes, restructuring, non-cash and other items
Transaction services	$17,538	$18,264	$24,327	$25,025	$85,154
Physician services	6,252	6,234	7,174	7,025	26,685
Portal services	(4,837)	(2,219)	3,577	9,053	5,574
Plastic technologies	7,598	8,197	7,476	6,735	30,006
Corporate and other	(14,607)	(12,641)	(11,493)	(12,531)	(51,272)
Interest income	3,140	6,022	5,242	5,258	19,662
Interest expense	(141)	(2,954)	(2,925)	(2,920)	(8,940)

	$14,943	$20,903	$33,378	$37,645	$106,869

Basic and diluted income per common share before taxes, restructuring, non-cash and other items	$0.05	$0.07	$0.11	$0.13	$0.35

Taxes, restructuring, non-cash and other items
Depreciation and amortization	$(32,759)	$(33,033)	$(33,197)	$(31,085)	$(130,074)
Non-cash content and distribution services and stock compensation	(14,836)	(13,463)	(12,818)	(9,854)	(50,971)
Impairment of long-lived and other assets	–	(609)	–	–	(609)
Restructuring and integration benefit (charge)	3,750	(1,160)	2,100	–	4,690
Income tax benefit (provision)	(700)	(713)	12,071	(656)	10,002
Other income, net	–	–	2,323	1,521	3,844
Gain on investments	–	5,866	681	–	6,547

Net income (loss)	$(29,602)	$(22,209)	$4,538	$(2,429)	$(49,702)

The Company terminated its divestiture efforts related to Porex, its Plastic Technologies segment, in February 2003. Consequently, the related assets, liabilities and results of operations have been reclassified to reflect Porex as a continuing operation for all periods presented.

Basic and diluted income (loss) per common share before taxes, restructuring, non-cash and other items is based on the weighted average shares outstanding used in computing basic and diluted net income (loss) per common share.

WebMD CORPORATION

CONSOLIDATED SEGMENT INFORMATION
(In thousands, except per share data, unaudited)

	Three Months Ended				Year Ended

	March 31,	June 30,	September 30,	December 31,	December 31,
	2001	2001	2001	2001	2001

Revenue
Transaction services	$117,095	$116,558	$110,695	$113,100	$457,448
Physician services	66,125	66,471	62,113	65,500	260,209
Portal services	21,607	17,045	15,908	20,066	74,626
Plastic technologies	30,203	31,322	30,449	29,051	121,025
Eliminations and other, net	(1,886)	(2,630)	(3,588)	(4,176)	(12,280)

	$233,144	$228,766	$215,577	$223,541	$901,028

Income (loss) before taxes, restructuring, non-cash and other items
Transaction services	$8,877	$8,886	$10,615	$13,609	$41,987
Physician services	5,257	6,638	3,437	5,495	20,827
Portal services	(27,122)	(21,140)	(18,564)	(12,611)	(79,437)
Plastic technologies	6,982	8,760	7,763	7,304	30,809
Corporate and other	(30,609)	(26,240)	(21,339)	(16,625)	(94,813)
Interest income	11,261	8,645	6,701	3,937	30,544
Interest expense	(277)	(447)	(230)	(147)	(1,101)

	$(25,631)	$(14,898)	$(11,617)	$962	$(51,184)

Basic and diluted income (loss) per common share before taxes, restructuring, non-cash and other items	$(0.07)	$(0.04)	$(0.03)	$0.00	$(0.15)

Taxes, restructuring, non-cash and other items
Depreciation and amortization	$(762,618)	$(757,918)	$(754,298)	$(125,970)	$(2,400,804)
Non-cash content and distribution services and stock compensation	(38,186)	(31,746)	(26,482)	(27,511)	(123,925)
Impairment of long-lived and other assets	–	–	(3,826,893)	–	(3,826,893)
Restructuring and integration charge	(208,683)	(11,211)	(267)	(46,594)	(266,755)
Income tax provision	(641)	(1,010)	(689)	(417)	(2,757)

Net loss	$(1,035,759)	$(816,783)	$(4,620,246)	$(199,530)	$(6,672,318)

The Company terminated its divestiture efforts related to Porex, its Plastic Technologies segment, in February 2003. Consequently, the related assets, liabilities and results of operations have been reclassified to reflect Porex as a continuing operation for all periods presented.

Effective January 1, 2002, the Company has changed its accounting as required by EITF 01-14 and has included the revenue related to reimbursement of out-of-pocket expenses as a component of both revenues and cost of operations. This reclassification resulted in an increase in previously reported revenue and cost of operations, within the Transaction Services segment, for all 2001 periods.

Basic and diluted income (loss) per common share before taxes, restructuring, non-cash and other items is based on the weighted average shares outstanding used in computing basic and diluted net income (loss) per common share.

WebMD CORPORATION

CONDENSED BALANCE SHEETS
(In thousands, unaudited)

	March 31,	June 30,	September 30,	December 31,
	2002	2002	2002	2002

Assets

Cash and cash equivalents	$226,170	$174,234	$165,847	$179,541
Short-term investments	21,233	7,336	11,880	10,888
Accounts receivable, net	168,273	164,490	163,394	170,467
Inventory	21,079	20,222	18,997	18,804
Federal income tax receivable	–	–	12,887	–
Current portion of prepaid content and distribution services	27,108	26,453	25,799	25,406
Other current assets	18,190	17,651	22,764	26,197

Total current assets	482,053	410,386	421,568	431,303

Marketable debt securities	157,966	449,450	450,725	449,289
Marketable equity securities	17,603	15,819	14,025	7,427
Property and equipment, net	92,928	96,305	97,333	94,737
Prepaid content and distribution services	67,705	61,473	55,241	48,532
Goodwill, net	605,195	603,112	607,059	629,055
Intangible assets, net	145,856	124,070	99,866	79,536
Other assets	20,888	27,640	27,621	26,369

	$1,590,194	$1,788,255	$1,773,438	$1,766,248

Liabilities and Stockholders’ Equity

Accounts payable	$15,981	$12,164	$13,625	$11,494
Accrued expenses	251,845	244,460	231,840	212,600
Deferred revenue	74,332	77,118	73,702	81,179
Current portion of long-term debt	6,732	6,545	6,545	6,546

Total current liabilities	348,890	340,287	325,712	311,819

Convertible subordinated notes	–	300,000	300,000	300,000
Long-term debt	1,023	126	123	119
Other long-term liabilities	662	541	516	509

Stockholders’ equity	1,239,619	1,147,301	1,147,087	1,153,801

	$1,590,194	$1,788,255	$1,773,438	$1,766,248

The Company terminated its divestiture efforts related to Porex, its Plastic Technologies segment, in February 2003. Consequently, the related assets, liabilities and results of operations have been reclassified to reflect Porex as a continuing operation for all periods presented.

WebMD CORPORATION

CONDENSED BALANCE SHEETS
(In thousands, unaudited)

	March 31,	June 30,	September 30,	December 31,
	2001	2001	2001	2001

Assets

Cash and cash equivalents	$577,669	$516,726	$520,406	$286,273
Short-term investments	82,415	97,403	97,378	100,249
Accounts receivable, net	197,507	200,294	172,210	166,582
Inventory	17,142	17,389	18,104	19,185
Current portion of prepaid content and distribution services	7,345	10,493	29,486	28,818
Other current assets	25,116	24,301	17,057	16,852

Total current assets	907,194	866,606	854,641	617,959

Marketable debt securities	3,081	3,075	3,068	3,062
Marketable equity securities	21,028	8,560	7,716	15,707
Property and equipment, net	123,972	123,281	88,776	94,208
Prepaid content and distribution services	114,378	118,240	78,101	71,579
Goodwill, net	5,793,620	5,089,348	664,252	587,254
Intangible assets, net	363,882	321,456	217,487	188,524
Other assets	49,702	39,598	33,122	23,161

	$7,376,857	$6,570,164	$1,947,163	$1,601,454

Liabilities and Stockholders’ Equity

Accounts payable	$22,067	$18,043	$18,992	$19,315
Accrued expenses	291,453	268,522	249,085	241,706
Deferred revenue	48,962	51,473	57,099	65,861
Current portion of long-term debt	410	322	258	209

Total current liabilities	362,892	338,360	325,434	327,091
Long-term debt	7,781	7,722	7,671	7,624
Other long-term liabilities	4,086	1,912	1,586	1,227
Series B convertible redeemable preferred stock	10,000	10,000	10,000	10,000

Stockholders’ equity	6,992,098	6,212,170	1,602,472	1,255,512

	$7,376,857	$6,570,164	$1,947,163	$1,601,454

The Company terminated its divestiture efforts related to Porex, its Plastic Technologies segment, in February 2003. Consequently, the related assets, liabilities and results of operations have been reclassified to reflect Porex as a continuing operation for all periods presented.